Non-controlling interests (Tables)	12 Months Ended
Dec. 31, 2019
Non-controlling interests
Schedule of information related to each subsidiary of the Group with material, non-controlling interests before intercompany eliminations

	Centogene
	India Pvt. Ltd	LPC GmbH
Dec 31, 2019
in EUR k	49%	49%
Net assets/(liabilities)	(1,263)	(546)
Carrying amount of non‑controlling interests	(619)	(268)
Revenue	687	0
Profit/(loss)	(311)	(56)
Profit/loss allocated to non‑controlling interests	(152)	(27)